UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2026

KiNRG, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-09376	82-6008752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1213 Culbreth Drive, Suite 103

Wilmington, North Carolina 28405

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (910) 509-7183

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 14, 2026, KiNRG, Inc. (the “Company”) dismissed M&K CPAS, PLLC (“M&K”) as the Company’s independent registered public accounting firm. The decision to dismiss M&K was approved by the audit committee of the Company’s board of directors on April 14, 2026.

M&K had been retained by the Company on January 18, 2022. M&K’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2023, December 31, 2024 and December 31, 2025 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

From the date M&K was engaged by the Company through the date of dismissal, there have been no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of M&K, would have caused them to make reference thereto in their report on the financial statements.

From the date M&K was engaged by the Company through the date of dismissal, there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of under the Securities Exchange Act of 1934, as amended.

The Company has requested M&K to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statement made above by the Company.  A copy of such letter, dated April 20, 2026, is filed herewith as Exhibit 16.1 and incorporated herein by reference.

New Independent Accountants

On April 14, 2026, RBSM LLP (“RBSM”), Certified Public Accountants, were appointed by the Company to audit the Company’s financial statements for the year ended December 31, 2026.

During the Company’s two most recent fiscal years and the subsequent interim periods preceding their appointment as independent accountants, neither the Company nor anyone on its behalf consulted RBSM regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered of the Company’s consolidated financial statements, nor has RBSM provided to the Company a written report or oral advice regarding such principles or audit opinion, or (2) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

Exhibit No.	Description
16.1	Letter to SEC from M&K CPAS, PLLC dated April 20, 2026
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KiNRG, Inc.

By:	/s/ Ronald W. Pickett
Name: Ronald W. Pickett
Title: Chief Executive Officer

Date: April 20, 2026

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